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                                                                      EXHIBIT 99



                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001



                                    [PHOTO]
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FORWARD LOOKING STATEMENTS
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This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment of the Company as of the date of this report with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward looking statements contained in this report: (1) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings; (2) the seasonality of our business; (3) economic conditions, the retail sales environment and our ability to execute our business strategy and the related effects on comparable store sales and other results; (4) the extent and success of our marketing and promotional programs; (5) personnel costs and the extent to which we are able to retain and attract key personnel; (6) competition; (7) the availability and cost of consumer credit; (8) relationships with suppliers; (9) our ability to maintain adequate information systems capacity and infrastructure; (10) our leverage and cost of funds; (11) our ability to maintain adequate loss prevention measures; (12) fluctuations in raw material prices, including diamond, gem and gold prices; (13) the extent and results of our E-commerce strategies and those of others; (14) regulation affecting the industry generally, including regulation of marketing practices; (15) the successful integration of acquired locations and assets into our existing operations; and (16) the risk factors identified from time to time in our filings with the Securities and Exchange Commission.
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FISCAL 2000 HIGHLIGHTS
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- OPENED 66 NEW STORES

- TOTAL OF 348 STORES AT JANUARY 31, 2001

- RAISED $42.5 MILLION IN MARCH 2000 FOLLOWING STOCK OFFERING OF 2.3 MILLION SHARES

- REPURCHASED JWL STOCK BEGINNING IN JULY 2000

- ECONOMIC SLOWDOWN SECOND HALF OF 2000

- DISAPPOINTING CHRISTMAS 2000 SALES AND EARNINGS

- $1.5 MILLION CHARGE FOR STORE CLOSINGS IN FISCAL 2000

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FINANCIAL HIGHLIGHTS
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($ IN MILLIONS)
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                                     Fiscal Year
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                                 1999          2000
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Sales                           315,406       355,065

Operating Profit                 37,256        22,301

EBITDA                           44,873        32,428

Net Income                       19,334        10,374*

EPS**                             $1.28         $0.65

*  Before Cumulative Effect of Accounting Charge
** Earnings per Diluted Share
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STRATEGIES TO MITIGATE RISK
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- SMALLER STORES

   - LOWER FIXED OCCUPANCY COSTS

   - ABUNDANT MALL LOCATION OPPORTUNITIES


- LOW CREDIT RISK - NON RECOURSE WITH G.E. CAPITAL

   - MAXIMIZE QUALITY OF EARNINGS

   - MAXIMIZE RETURN ON INVESTED CAPITAL (ROIC)


- MINIMAL FASHION RISK

   - VERY GRADUAL FASHION TRENDS

   - CONSIGNMENT INVENTORY REDUCES EXPOSURE TO FASHION RISK AND
     OBSOLESCENCE

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2001 OPERATIONAL CONTROL INITIATIVES
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- SLOWER NEW STORE GROWTH

- CLOSE 10+ STORES

- ELIMINATE MARGINAL LINES OF BUSINESS

- IMPROVE GROSS MARGIN

- REDUCE STORE PERSONNEL EXPENSE

- REDUCE CREDIT EXPENSE

- REDUCE AVERAGE STORE INVENTORY

- FOCUS ON CASH FLOW
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2001 PROGRESS
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- OPENED 20 STORES

- CLOSED 7 STORES

- IMPROVED MERCHANDISE GROSS MARGIN RATE

  - 300 BASIS POINTS OVER Q4 2000

  - 130 BASIS POINTS OVER Q1 2000

- COMP STORE PERSONNEL COSTS DOWN 7.7%

- REDUCED SUPPORT OFFICE COSTS

- REDUCING AVERAGE STORE INVENTORIES

- NEW DIRECT MARKETING INITIATIVES

- NEW POS SYSTEM IMPLEMENTATION
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OPPORTUNITIES AND RECENT DEVELOPMENTS
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- CONTINUED FOCUS ON IMPROVED GROSS MERCHANDISE MARGINS

- CONTINUED FOCUS ON EXPENSE CONTROL

- RE-EMPHASIS ON SALES

  - SALES TREND - SOMEWHAT BETTER IN Q2 TO DATE

- NEW STORE GROWTH

- EXPERIENCED MANAGEMENT TEAM

- LONG TRACK RECORD OF PROFITABLE OPERATIONS